                         OPPENHEIMER EQUITY FUND, INC.
                 (Formerly named Oppenheimer Total Return Fund, Inc.)
                         Supplement dated August 19, 2003 to the
                             Prospectus dated February 25, 2003

At the Board meeting held on June 24, 2003, the Directors of  Oppenheimer  Total
Return Fund,  Inc.  approved the change of its name to Oppenheimer  Equity Fund,
Inc. Accordingly,  all references in the Prospectus to "Oppenheimer Total Return
Fund, Inc." are changed to "Oppenheimer Equity Fund, Inc."  The name change will take effect August 29, 2003.

The Prospectus is changed as follows:

1. On page 1 of the prospectus, the first sentence of the first paragraph should be replaced with the following:

Oppenheimer Equity Fund, Inc. is a mutual fund that seeks high total return.

2. On page 3, the section  entitled  "What Does The Fund  Mainly  Invest In?" is replaced with the following:

     The Fund  invests  mainly in equity  securities  for the purpose of seeking capital appreciation.  The Fund will invest (as a non-fundamental policy), under normal market conditions,  at least 80% of its net assets,  plus borrowings used for investment purposes,  in equity securities.  This policy will not be changed without  providing at least 60 days written notice to shareholders.  In addition to investing in equity  securities,  the Fund may also invest in debt securities when  the  portfolio  managers  believe  that  doing  so will be  beneficial  in obtaining  high total return.  While the Fund does not limit its  investments to securities  of issuers in a  particular  capitalization  range or ranges,  under normal market conditions the Fund's equity  investments  primarily are in medium and large-capitalization issuers, defined as $2.5 billion or more.

3. On page 3, the second paragraph of the section entitled "How Do The Portfolio
Managers  Decide What  Securities  to Buy or Sell?"  should be replaced with the following:

     The  portfolio  managers  construct  the  portfolio  using  a  "bottom  up"
approach,  focused on the  fundamental  prospects of  individual  companies  and issuers,  rather than on broad  economic  trends  affecting  entire  markets and industries.  The portfolio managers focus on factors that may vary over time and in  particular  cases.  Currently  they look for: o  Individual  stocks that are attractive based on fundamental  stock analysis and company  characteristics;  o
Growth stocks having high earnings potential and earnings and sales momentum;  o
Stocks with a longer time horizon of investment between 3 to 5 years.

4. On page 4,  the  first  sentence  of the  section  entitled  "Who is The Fund
Designed For?" should be replaced with the following:

     The Fund is designed for  investors  seeking total  investment  return from capital appreciation over the long term.

5. On page 10, in the section entitled "The Fund's Principal Investment Policies
- Debt  Securities"  the  following  is  added  at the  beginning  of the  first paragraph:

     The Fund  does  not  invest  in debt  securities  as part of its  principal investment  policies,  however  such  investments  are part of the Fund's  other investment strategies that it may use to seek its objective.

August 19, 2003                                               PS0420.028

                                  OPPENHEIMER EQUITY FUND, INC.
                        (Formerly named Oppenheimer Total Return Fund, Inc.)

                                Supplement dated August 19, 2003 to the
             to the Statement of Additional Information dated February 25, 2003

At the Board meeting held on June 24, 2003, the Directors of  Oppenheimer  Total
Return Fund,  Inc.  approved the change of its name to Oppenheimer  Equity Fund,
Inc. Accordingly,  all references in the Statement of Additional  Information to
"Oppenheimer  Total Return Fund, Inc." are changed to "Oppenheimer  Equity Fund,
Inc."  The name change will take effect August 29, 2003.

The Statement of Additional Information (SAI) is changed as follows:

1. On page 2 of the SAI,  under the section  entitled,  "The  Fund's  Investment
Policies" the following is added at the end of the first paragraph:

The Fund does not invest in debt securities as part of its principal  investment policies,  however  such  investments  are part of the Fund's  other  investment strategies that it may use to seek its objective.

August 19, 2003                                              PX0420.014